UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
SECURITIES EXCHANGE ACT OF 1934

☒  Filed by the Registrant        ☐ Filed by a Party other than the Registrant

Check the appropriate box:
☒	Preliminary Information Statement
☐	Definitive Information Statement Only
☐	Confidential, for Use of the Commission (as permitted by Rule 14c)

CHINA NORTHERN MEDICAL DEVICE, INC.
(Name of Registrant as Specified In Its Charter)

_______________________________________
Name of Person(s) Filing Information Statement, if other than Registrant:

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount previously paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party: ____________________________
4)	Date Filed: ____________________________

    CHINA NORTHERN MEDICAL DEVICE, INC.
Centrum Office, 38 Queen Street,
Glasgow, UK G1 3DX
(0808) 178 4373

NOTICE IS HEREBY GIVEN that the Board of Directors (the “Board”) of China Northern Medical Device, Inc. a Nevada corporation (hereinafter the “Company”,” “we,” or “our”), has approved, and the holders of a majority of the outstanding shares of our Common Stock,  $0.0001 par value (the “Stock”) have voted, to approve the following items:

PROPOSAL:  To amend the Company's Articles of Incorporation (the "Certificate of Amendment"). This consent is sufficient to approve the Certificate of Amendment under Nevada law and our Articles of Incorporation.

The approved amendment is to Article III of the Addendum to the Articles of Incorporation of the Company which shall be amended to read:

“The total number of shares of all classes of capital stock which the Company shall have authority to issue is 105,000,000 shares (“Capital Stock”).  The classes and the aggregate number of shares of each class of Capital Stock that the Company shall have the authority to issue are as follows:

(a) 100,000,000 shares of common stock, $0.0001 par value (“Common Stock”)

(b) 5,000,000 shares of preferred stock, $0.0001 par value (“Preferred Stock”).

The Common and/or Preferred Stock of the Company may be issued from time to time without prior approval by the stockholders.  The Common and/or Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors.  The Board of Directors may issue such share of Common and/or Preferred Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions.” (the “Amendment”).

 (This action will become effective upon the filing of the Amendment to our Articles of Incorporation with the Secretary of State of Nevada.)

Stockholders of record at the close of business on November 29th, 2013 (the “Record Date”), are entitled to receive a copy of this Information Statement by request.

This Information Statement (the “Information Statement”) which describes the proposal in more detail, and provides our stockholders with other important information, is being furnished to our stockholders for informational purposes only, pursuant to Section 14-C of the Securities Exchange Act of 1934 (the Act), as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder.  Pursuant to Nevada law, our Articles of Incorporation and our Bylaws, stockholder action may be taken by written consent without a meeting of stockholders.  The written consent of a majority stock holder of the outstanding shares of our Common Stock is sufficient to approve the proposal.  As such, the stockholder approved to amend the Company's Articles of Incorporation (the "Certificate of Amendment"). This consent is sufficient to approve the Certificate of Amendment under Nevada law and our Articles of Incorporation whereby Article III will be amended to read:

 “The total number of shares of all classes of capital stock which the Company shall have authority to issue is 105,000,000 shares (“Capital Stock”).  The classes and the aggregate number of shares of each class of Capital Stock that the Company shall have the authority to issue are as follows:

(a) 100,000,000 shares of common stock, $0.0001 par value (“Common Stock”)

(b) 5,000,000 shares of preferred stock, $0.0001 par value (“Preferred Stock”).

The Common and/or Preferred Stock of the Company may be issued from time to time without prior approval by the stockholders.  The Common and/or Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors.  The Board of Directors may issue such share of Common and/or Preferred Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions.” (the “Amendment”).

and will become effective upon the filing of an amendment to our Articles of Incorporation with the Secretary of State of Nevada.

Your consent regarding the proposals is not required and is not being solicited in connection with this corporate action.  This Information Statement will serve as the required notice to stockholders pursuant to the Act, of the approval by less than the unanimous written consent of our stockholders with respect to the proposal.

WE ARE NOT ASKING YOU FOR A PROXY, AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

By Order of the Board of Directors

/s/ Sotirios Leontaritis
Sotirios Leontaritis, CEO, President, Treasurer and Director

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INFORMATION STATEMENT MATERIALS IN CONNECTION WITH THIS NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT:

The Information Statement is available by request to the Company.

CHINA NORTHERN MEDICAL DEVICE, INC.
Centrum Office, 38 Queen Street,
Glasgow, UK G1 3DX
(0808) 178 4373

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished to the stockholders of China Northern Medical Device, Inc., a Nevada corporation (the "Company," "we" or "us"), to advise them of the corporate actions that have been authorized by written consent of the Company's majority stockholder, who collectively owns 84.5% of the Company’s outstanding capital stock as of the record date of November 29th, 2013 (the "Record Date"). These actions are being taken without notice, meetings or votes in accordance with the Nevada Business Corporations Act – NRS.78 and the Company’s Articles of Incorporation. This Information Statement is being made available to the stockholders of the Company by means of public filing or a hard copy may be requested.

On November 29, 2013, the majority stockholder holding 3,000,000 shares, or approximately 84.5%, of the issued and outstanding Common Stock shares with a par value of $0.0001 ("Common Stock") consented in writing to amend the Company's Articles of Incorporation (the "Certificate of Amendment"). This consent is sufficient to approve the Certificate of Amendment under Nevada law and our Articles of Incorporation. The attached Information Statement describes the Articles of Amendment that the Common Stock majority stockholder of the Company has approved.

(This action will become effective upon the filing of an amendment to our Articles of Incorporation with the Secretary of State of Nevada.)

On November 29th, 2013, the Majority Stockholder holding 3,000,000 shares, or approximately84.5% of our issued and outstanding Common Stock consented in writing to the Articles of Amendment. This consent was sufficient to approve the Articles of Amendment under Nevada law.

NO VOTE REQUIRED

We are not soliciting consents to approve the Articles of Amendment. Nevada law and our Articles of Incorporation permit the Company to take any action which may be taken at an annual or special meeting of its stockholders by written consent, if the holders of a majority of the shares of its Common Stock sign and deliver a written consent to the action to the Company.

NO APPRAISAL RIGHTS

Under Nevada corporate law, stockholders have no appraisal or dissenters' rights in connection with the Articles of Amendment.

INTERESTS OF CERTAIN PARTIES IN THE MATTERS TO BE ACTED UPON

None of the directors or executive officers of the Company has any substantial interest resulting from the Articles of Amendment that is not shared by all other stockholders pro rata, and in accordance with their respective interests.

COST OF THIS INFORMATION STATEMENT

The entire cost of furnishing this Information Statement will be borne by us. We will provide this Information Statement to the beneficial owners of our Common Stock held of record by them.

HOUSEHOLDING OF STOCKHOLDER MATERIALS

If a “hardcopy” is requested, in some instances we may deliver only one copy of this Information Statement to multiple stockholders sharing a common address. If requested by phone or in writing, we will promptly provide a separate copy to a stockholder sharing an address with another stockholder. Requests by phone should be directed to our CEO/President at  (0808) 178 4373 , and requests in writing should be sent to China Northern Medical Device, Inc., Centrum Office, 38 Queen Street, Glasgow, UK G1 3DX, Attention CEO.  Stockholders sharing an address who currently receive multiple copies and wish to receive only a single copy should send a signed, written request to us at the above address.

AMENDMENT TO THE ARTICLES OF INCORPORATION

The Board of Directors has approved an amendment to the Articles of Incorporation to amend Article III of our Articles of Incorporation (This action will become effective upon the filing of an amendment to our Articles of Incorporation with the Secretary of State of Nevada.)

The Articles of Amendment replace Article III which  shall be amended to read as follows:

“The total number of shares of all classes of capital stock which the Company shall have authority to issue is 105,000,000 shares (“Capital Stock”).  The classes and the aggregate number of shares of each class of Capital Stock that the Company shall have the authority to issue are as follows:

(a) 100,000,000 shares of common stock, $0.0001 par value (“Common Stock”)

(b) 5,000,000 shares of preferred stock, $0.0001 par value (“Preferred Stock”).

The Common and/or Preferred Stock of the Company may be issued from time to time without prior approval by the stockholders.  The Common and/or Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors.  The Board of Directors may issue such share of Common and/or Preferred Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions.” (the “Amendment”).

Reasons for the Amendment

The amendment was undertaken to clearly provide the directors of the Company with the authority to issue both common and preferred stock without approval by the stockholders and to grant the authority of the directors of the Company to  issue such shares of common and/or preferred stock in one or more series, with such voting power, designation, preferences and rights or qualifications, limitations or restriction as they may determine by resolution of the Board of Directors.

The Board of Directors has determined that immediately upon the filing of the Certificate of Amendment as detailed herein, they will file a certification of designation with the Secretary of State of Nevada to read as follows:

The Company shall hereby designate the series of 5,000,000 shares of Preferred Stock, as the Series A Preferred Stock (the “Series A Preferred Stock”).   Each share of Series A Preferred Stock is convertible into 20 shares of our common stock.  The Series A Preferred Stock is entitled to a preference over all of the shares of common stock (the “Common Stock”) of the Corporation and shall rank pari passu with any other series of the Corporation’s Preferred Stock, with respect to the distribution of assets in the event of the liquidation, dissolution or winding up of the

Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs.  The holders of Series A Preferred Stock shall not be entitled to receive any dividends.  Except with respect to matters which adversely affect the holders of Series A Preferred Stock, as required by law, or as required by the Articles of Incorporation, the holders of Series A Preferred and the holders of Common Stock shall be entitled to notice of any stockholders' meeting and to vote as a single class upon any matter submitted to the stockholders for a vote, on the following basis:

(a)	holders of Common Stock shall have one vote per share of Common Stock held by them; and

(b)	holders of Series A Preferred Stock shall have 50 votes per share of Series A Preferred Stock held by them.

In the event the Company at any time or from time to time after the original date of issuance of the Series A Preferred Stock shall:

(c)	subdivide, redivide or change its outstanding Common Stock into a greater number of shares;

(d)	reduce, combine or consolidate its outstanding Common Stock into a smaller number of shares; or

(e)
declare or pay any dividend or make any other distribution on the Common Stock payable in Common Stock, then the number of votes per share of Series A Preferred Stock shall be proportionately increased or decreased, as applicable, concurrently with the effectiveness of such subdivision, consolidation, stock dividend or stock distribution.

Such adjustment shall be made successively whenever any event referred to above shall occur; and at any time from the date hereof and prior to the Conversion of all of the issued and outstanding Series A Preferred Stock into Common Stock, there is a reclassification or redesignation of the Common Stock or a capital reorganization of the Company other than as described in Section 5.1(c)(i) or a consolidation, arrangement, amalgamation or merger of the Company with or into any other body corporate, trust, partnership or other entity, or a sale or conveyance of the property and assets of the Company as an entirety or substantially as an entirety to any other body corporate, trust, partnership or other entity, any holder of Series A Preferred Stock who has not exercised his right of Conversion in accordance with Section 5.2 prior to the effective date of such reclassification, redesignation, capital reorganization, consolidation, arrangement, amalgamation, merger, sale or conveyance, upon the exercise of such right thereafter, shall be entitled to receive and shall accept, for each Series A Preferred Stock to be then converted, in lieu of the number of shares of Common Stock then sought to be issued to such holder, the number of shares or other securities or property of the Company or of the body corporate, trust, partnership or other entity resulting from such merger, amalgamation, arrangement, or consolidation, or to which such sale or conveyance may be made, as the case may be, that such holder of Series A Preferred Stock would have been entitled to receive on such reclassification, redesignation, capital reorganization, consolidation, arrangement, amalgamation, merger, sale or conveyance, if, on the record date or the effective date thereof, as the case may be, such holder had been the registered holder of the number of Common Stock receivable upon the Conversion of the Series A Preferred Stock.  At any time and from time-to-time, a holder of any Series A Preferred Stock may elect to convert some or all of his Series A Preferred Stock to Common Stock by delivering a written notice (a “Conversion Notice”) to the Company at its head office. The Conversion Notice shall specify the number of shares of Series A Preferred Stock that the holder desires to convert, shall be signed by the registered holder of those shares, shall be accompanied by the certificate or certificates representing the Series A Preferred Stock to be converted, duly endorsed for transfer, and shall state therein the name or names in which the certificate or certificates for the Common Stock of the Company are to be issued.  The Conversion of the Series A Preferred Stock specified in the Conversion Notice shall occur as of the date that the Conversion Notice is delivered to the Company (the “Conversion Date”). The Company shall, as soon as practicable thereafter but in no event later than 10 days after the date of delivery of the Conversion Notice, deliver to such holder of Series A Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of Common Stock, calculated at the Conversion Rate, to which such holder shall be entitled.

From and after the date of any Conversion, all rights of the holders of Series A Preferred Stock as such holders shall cease (except for any right to receive Common Stock pursuant to a Conversion) and such shares shall not thereafter be transferred on the books of the Company or be deemed to be outstanding for any purpose whatsoever.  In the event any Series A Preferred Stock shall be Converted pursuant to Section 5 hereof, the shares of Series A Preferred Stock so Converted shall be cancelled and shall not be re-issued by the Company.

So long as any shares of Series A Preferred Stock are outstanding, the Company shall not take any of the following corporate actions (whether by merger, consolidation or otherwise) without first obtaining the approval (by vote or written consent from shareholders holding no less than a majority of the outstanding shares of Series A Preferred Stock):

•	alter or change the rights, preferences or privileges of the Series A Preferred Stock, or increase the authorized number of shares of Series A Preferred Stock;

•	alter or change the rights, preferences or privileges of any capital stock of the Company so as to affect adversely the Series A Preferred Stock;

•	enter into any agreement, commitment, understanding or other arrangement to take any of the foregoing actions; or

•	cause or authorize any subsidiary of the Company to engage in any of the foregoing actions.

Effects of the Amendment

Possible Dilution from Future Issuance of Additional Shares.   Should the Board of Directors determine to issue Preferred Shares which could be convertible into such number of common shares as may be determined in the proposed  certificate of designation,  the holders of our common stock could be diluted should these preferred stock shares be converted to common stock shares, thus any issued of preferred shares could dilute future earnings per share, book value per share and the voting power and percentage ownership of existing shareholders.

Possible Anti-Takeover Effect from Future Issuances of Additional Shares.   Any future issuance of preferred shares with voting rights over common shares or convertible into common shares also may have an anti-takeover effect by making it more difficult to engage in a merger, tender offer, proxy contest or assumption of control of a large voting block of our common stock.  Our Board of Directors could impede a takeover attempt by the designation of preference to the preferred shares and  issuing preferred shares and thereby diluting the voting power of other outstanding shares and increasing the cost of a takeover.  A future designation and issuance of shares of preferred stock could be made to render more difficult an attempt to obtain control of us, even if it appears the be desirable to a majority of shareholders, and it may be more difficult for our shareholders to obtain and acquisition premium for their shares or remove incumbent management.    Our Board of Directors, who have indicated they may designate and issue preferred shares, have not yet determined to do so or what preference they may designate to the Preferred Shares.

Neither our Articles of Incorporation nor our Bylaws presently contain provisions having an anti-takeover effect and the amendment is not part of a plan by management to adopt a series of such amendments.  Although it may do so, management does not presently intend to propose anti-takeover measures.  Management currently has no knowledge of any specific effort to accumulate our securities or to obtain control of our Company by means of a merger, tender offer, solicitation in opposition to management or otherwise.

Our Common Stock is traded on OTC Markets which is a quotation service, not an exchange.  OTC Markets does not reserve the right to refuse to list or to de-list any stock which has unusual voting provisions that nullify or restrict its voting nor does it have requirements calling for shareholder vote on issuances of additional shares.

Advantages and Disadvantages of the Amendment

As noted above, the Amendment to the Articles of Incorporation will provide us with the advantage of having greater flexibility in effecting possible future financings without the delay and expense associated with obtaining the approval or consent of our shareholders at the same time the shares are needed.  It will also allow us to acquire assets that will increase shareholder stock value as we build our “Balance Sheet.” However; there is a disadvantage to our existing shareholders in that the issuance of additional shares of Preferred Stock will dilute their holdings should these shares be converted to Common Shares.  Furthermore, any future issuance of additional shares also may have an anti-takeover effect by making it more difficult to engage in a merger, tender offer, proxy contest or assumption of control of a large voting block of our Common Stock, even if our shareholders believe that such action would be in their best interests.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table, together with the accompanying footnotes, sets forth information regarding the beneficial ownership of the Common Stock of the Company as of November 29th, 2013, for (i) each person known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each of the Company's Executive Officers, (iii) each of the Company's Directors and (iv) all Directors and Executive Officers as a group. Applicable percentage ownership in the following table is based on  3,550,000 shares of Common Stock outstanding for issuance as of December 5, 2013.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the securities. Subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. In addition, shares of Common Stock issuable upon exercise of options, warrants and other convertible securities beneficially owned that are exercisable within sixty days of December 5, 2013, are deemed outstanding for the purpose of computing the percentage ownership of the person holding those securities, and the group as a whole, but are not deemed outstanding for computing the percentage ownership of any other person.

Shareholder	Common Stock (1)	Percentage

Sotirios Leontaritis (2)	3,000,000		84.5%

TOTAL	3,000,000	(3)	84.5%

(1)
For purposes of this table “beneficial ownership” is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any Common Stock shares that such person or group has the right to acquire within 60 days after December 5, 2013. For purposes of computing the percentage of outstanding Common Stock shares held by each person or group of persons named above, any shares that such person or group has the right to acquire within 60 days after December 5, 2013 are deemed outstanding but are not deemed to be outstanding for purposes of computing the percentage ownership of any other person or group.

(2)	Mr. Leontaritis is the CEO, President, Treasurer and a Director of the Company. No other officers or directors of the Company hold any Common Stock Shares.

(3)	Based on a total of 3,550,000 Common Stock shares issued and outstanding as at December 5, 2013

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Information Statement may contain "forward-looking statements." All statements other than statements of historical fact are "forward-looking statements" for purposes of these provisions, including any projections of earnings, revenues or other financial items, any statement of the plans and objectives of management for future operations, and any statement of assumptions underlying any of the foregoing. These statements may contain words such as "expects," "anticipates," "plans," "believes," "projects," and words of similar meaning. These statements relate to our future business and financial performance.

Actual outcomes may differ materially from these statements. The risks listed in this Information Statement as well as any cautionary language in this Information Statement, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from any expectations we describe in our forward-looking statements. There may be other risks that we have not described that may adversely affect our business and financial condition. We disclaim any obligation to update or revise any of the forward-looking statements contained in this Information Statement. We caution you not to rely upon any forward-looking statement as representing our views as of any date after the date of this Information Statement. You should carefully review the information and risk factors set forth in other reports and documents that we file from time to time with the SEC.

ADDITIONAL INFORMATION

The reports we file with the SEC and the accompanying exhibits may be inspected without charge at the Public Reference Section of the Commission at 100 F Street, N.E., Washington, DC 20549. Copies of such materials may also be obtained from the SEC at prescribed rates. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of the Reports may be obtained from the SEC's EDGAR archives at http://www.sec.gov. We will also mail copies of our prior reports to any stockholder upon written request.

By Order of the Board of Directors

/s/ Sotirios Leontaritis
Sotirios Leontarits, CEO, President, Treasurer and Director

December 9, 2013

APPENDIX A
ROSS MILLER
Secretary of State
204 N. Carson Street, Suite 1
Carson City, Nevada  89701-4520
(775) 684-5708
Website:  www.nvsos.gov
CERTIFICATE OF AMENDMENT
(PURSUANT TO NRS 78.385 AND 78.390)
USE BLACK INK ONLY – DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

                                                                                      Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.384 and 78.390 – After Issuance of Stock)

1.Name of Corporation:
China Northern Medical Device, Inc.
2. The articles have been amended as follows: (provide article numbers, if available)

Addendum to theARTICLES OF INCORPORATION OF CHINA NORTHERN MEDICAL DEVICE, INC.

ARTICLE III CAPITAL STOCK

The total number of shares of all classes of capital stock which the Company shall have authority to issue is 105,000,000 shares (“Capital Stock”).  The classes and the aggregate number of shares of each class of Capital Stock that the Company shall have the authority to issue are as follows:
(a) 100,000,000 shares of common stock, $0.0001 par value (“Common Stock”)
(b) 5,000,000 shares of preferred stock, $0.0001 par value (“Preferred Stock”).
The Common and/or Preferred Stock of the Company may be issued from time to time without prior approval by the stockholders.  The Common and/or Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors.  The Board of Directors may issue such share of Common and/or Preferred Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions.

3.  The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:
84.5%
4.   Effective date and time of filing:  (optional)                                                                            DATE:                                                      TIME:

5.   Signature: (required)

  X“Sotirios Leontaritis”
Signature of Officer

•
If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT:   Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.
This form must be accompanied by appropriate fees.	Nevada Secretary of State Amend Profit –After
                                                                                                  Revised: 11-27-13

APPENDIX B
ROSS MILLER
Secretary of State
204 N. Carson Street, Suite 1
Carson City, Nevada  89701-4520
(775) 684-5708
Website:  www.nvsos.gov

CERTIFICATE OF DESIGNATION	Filed in the office of
(PURSUANT TO NRS 78.1955)	/s/ Ross Miller Ross Miller
Secretary of State State of Nevada

USE BLACK INK ONLY – DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For
Nevada Profit Corporations
(Pursuant to NRS 78.1955)
1.Name of Corporation:
China Northern Medical Device, Inc.
2.  By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following reading the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

China Northern Medical Device, Inc., a corporation organized and existing under the laws of the State of Nevada (the “Corporation”), hereby certifies that the Board of Directors of the Corporation (the “Board of Directors” or the “Board”), pursuant to authority of the Board of Directors under NRS 78.195 and 78.1955 of the Nevada Revised Statutes, and in accordance with the provisions of its Articles of Incorporation and Bylaws, each as amended through the date hereof, has and hereby authorizes a series of the Corporation’s previously authorized Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), and hereby states the designation and number of  shares, and fixes the relative rights, preferences, privileges, powers and restrictions thereof, as follows:

See attached Schedule “A”

3.   Effective date and time of filing:  (optional)

 (must not be later than 90 days after the certificate is filed)
4.   Signature: (required)

X/s/ Sotirios Leontaritis
Signature of Officer*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by amendment regardless to limitations or restriction on the voting power thereof.

IMPORTANT:   Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State Stock Designation
                                                                                                  Revised: 3-6-09

SCHEDULE A

TO THE
CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS
of
SERIES A PREFERRED STOCK
of
CHINA NORTHER MEDICAL DEVICE, INC.
(Pursuant to NRS 78.195 and 78.1955 of the Nevada Revised Statutes)

China Northern Medical Device, Inc., a corporation organized and existing under the laws of the State of Nevada (the “Company”), hereby certifies that the Board of Directors of the Company (the “Board of Directors” or the “Board”), pursuant to authority of the Board of Directors under NRS 78.195 and 78.1955 of the Nevada Revised Statutes, and in accordance with the provisions of its Articles of Incorporation and Bylaws, each as amended through the date hereof, has and hereby authorizes a series of the Company's previously authorized Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges, powers and restrictions thereof, as follows:

1.	DESIGNATION AND AMOUNT

1.1	The designation of this series, which consists of 5,000,000 shares of Preferred Stock, is the Series A Preferred Stock (the “Series A Preferred Stock”).

2.	RANKING OF SERIES A PREFERRED STOCK

2.1
The Series A Preferred Stock shall be entitled to a preference over all of the shares of common stock (the “Common Stock”) of the Company and shall rank pari passu with any other series of the Company’s Preferred Stock, with respect to the distribution of assets in the event of the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, or any other distribution of the assets of the Company among its shareholders for the purpose of winding up its affairs.

3.	DIVIDENDS

3.1	The holders of Series A Preferred Stock shall not be entitled to receive any dividends.

4.	VOTING RIGHTS

4.1
Except with respect to matters which adversely affect the holders of Series A Preferred Stock, as required by law, or as required by the Articles of Incorporation, the holders of Series A Preferred and the holders of Common Stock shall be entitled to notice of any stockholders' meeting and to vote as a single class upon any matter submitted to the stockholders for a vote, on the following basis:

(a)	holders of Common Stock shall have one vote per share of Common Stock held by them; and

(b)	holders of Series A Preferred Stock shall have 50 votes per share of Series A Preferred Stock held by them.

4.2	In the event the Company at any time or from time to time after the original date of issuance of the Series A Preferred Stock shall:

(a)	subdivide, redivide or change its outstanding Common Stock into a greater number of shares;

(b)	reduce, combine or consolidate its outstanding Common Stock into a smaller number of shares; or

(c)	declare or pay any dividend or make any other distribution on the Common Stock payable in Common Stock,

then the number of votes per share of Series A Preferred Stock shall be proportionately increased or decreased, as applicable, concurrently with the effectiveness of such subdivision, consolidation, stock dividend or stock distribution.

5.	CONVERSION

5.1	Definitions

For the purposes of Section 5, the following terms shall have the following meanings:

(a)	“Conversion” means the conversion of Series A Preferred Stock into Common Stock pursuant to Section 5.2 of this Certificate of Designation;

(b)	“Conversion Notice” means a notice to be delivered to the Company pursuant to Section 5.2 of this Certificate of Designation;

(c)	“Conversion Rate” means 20 shares of Common Stock for each one share of Series A Preferred Stock, adjusted, if necessary, for any of the following on a cumulative basis:

(i)	if and whenever at any time from the date hereof, the Company shall:

A.	subdivide, redivide or change its outstanding Common Stock into a greater number of shares;

B.	reduce, combine or consolidate its outstanding Common Stock into a smaller number of shares;

C.	declare or pay any dividend or make any other distribution on the 20Common Stock payable in Common Stock,

the Conversion Rate shall be adjusted immediately after the effective date of the events referred to in A, B or C above by multiplying the then current Conversion Ratio by a fraction the numerator of which shall be the total number of Common Stock outstanding immediately after such date and the denominator of which shall be the total number of Common Stock outstanding immediately prior to such date.  Such adjustment shall be made successively whenever any event referred to in this subsection shall occur; and

(ii)
at any time from the date hereof and prior to the Conversion of all of the issued and outstanding Series A Preferred Stock into Common Stock, there is a reclassification or redesignation of the Common Stock or a capital reorganization of the Company other than as described in Section 5.1(c)(i) or a consolidation, arrangement, amalgamation or merger of the Company with or into any other body corporate, trust, partnership or other entity, or a sale or conveyance of the property and assets of the Company as an entirety or substantially as an entirety to any other body corporate, trust, partnership or other entity, any holder of Series A Preferred Stock who has not exercised his right of Conversion in accordance with Section 5.2 prior to the effective date of such reclassification, redesignation, capital reorganization, consolidation, arrangement, amalgamation, merger, sale or conveyance, upon the exercise of such right thereafter, shall be entitled to receive and shall accept, for each Series A Preferred Stock to be then converted, in lieu of the number of shares of Common Stock then sought to be issued to such holder, the number of shares or other securities or property of the Company or of the body corporate, trust, partnership or other entity resulting from such merger, amalgamation, arrangement, or consolidation, or to which such sale or conveyance may be made, as the case may be, that such holder of Series A Preferred Stock would have been entitled to receive on such reclassification, redesignation, capital reorganization, consolidation, arrangement, amalgamation, merger, sale or conveyance, if, on the record date or the effective date thereof, as the case may be, such holder had been the registered holder of the number of Common Stock receivable upon the Conversion of the Series A Preferred Stock.

5.2	Conversion

At any time and from time-to-time, a holder of any Series A Preferred Stock may elect to convert some or all of his Series A Preferred Stock to Common Stock by delivering a written notice (a “Conversion Notice”) to the Company at its head office. The Conversion Notice shall specify the number of shares of Series A Preferred Stock that the holder desires to convert, shall be signed by the registered holder of those shares, shall be accompanied by the certificate or certificates representing the Series A Preferred Stock to be converted, duly endorsed for transfer, and shall state therein the name or names in which the certificate or certificates for the Common Stock of the Company are to be issued.  The Conversion of the Series A Preferred Stock specified in the Conversion Notice shall occur as of the date that the Conversion Notice is delivered to the Company (the “Conversion Date”). The Company shall, as soon as practicable thereafter but in no event later than 10 days after the date of delivery of the Conversion Notice, deliver to such holder of Series A Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of Common Stock, calculated at the Conversion Rate, to which such holder shall be entitled.

5.3	Certain Rights

From and after the date of any Conversion, all rights of the holders of Series A Preferred Stock as such holders shall cease (except for any right to receive Common Stock pursuant to a Conversion) and such shares shall not thereafter be transferred on the books of the Company or be deemed to be outstanding for any purpose whatsoever.

6.	STATUS OF CONVERTED SHARES

6.1
In the event any Series A Preferred Stock shall be Converted pursuant to Section 5 hereof, the shares of Series A Preferred Stock so Converted shall be cancelled and shall not be re-issued by the Company.

7.	PROTECTION PROVISIONS

7.1
So long as any shares of Series A Preferred Stock are outstanding, the Company shall not take any of the following corporate actions (whether by merger, consolidation or otherwise) without first obtaining the approval (by vote or written consent from shareholders holding no less than a majority of the outstanding shares of Series A Preferred Stock):

(a)	alter or change the rights, preferences or privileges of the Series A Preferred Stock, or increase the authorized number of shares of Series A Preferred Stock;

(b)	alter or change the rights, preferences or privileges of any capital stock of the Company so as to affect adversely the Series A Preferred Stock;

(c)	enter into any agreement, commitment, understanding or other arrangement to take any of the foregoing actions; or

(d)	cause or authorize any subsidiary of the Company to engage in any of the foregoing actions.

8.	MISCELLANEOUS

8.1
Upon receipt by the Company of (i) evidence of the loss, theft, destruction or mutilation of any certificate(s) for Series A Preferred Stock and (ii) (y) in the case of loss, theft or destruction, indemnity (without any bond or other security) reasonably satisfactory to the Company, or (z) in the case of mutilation of the certificate(s) (surrendered for cancellation), the Company shall execute and deliver new certificate(s) for Series A Preferred Stock of like tenor and date.

8.2
Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained herein and any right of the holders of Series A Preferred Stock granted hereunder may be waived as to all shares of Series A Preferred Stock (and the holders thereof) upon the written consent of the shareholders holding no less than a majority of the outstanding shares of Series A Preferred Stock, unless a higher percentage is required by applicable law, in which case the written consent of the holders of not less than such higher percentage of shares of Series A Preferred Stock shall be required.

IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Company this _____ day of __________________, 2013.

CHINA NORTHERN MEDICAL DEVICE, INC.

By:
Name:
Title: